UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08529

MONTEAGLE FUNDS

(Exact name of registrant as specified in charter)

2506 Winford Avenue, Nashville, TN 37211

 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Monteagle Funds

Select Value Fund
Institutional Class - MVEIX

Opportunity Equity Fund
Investor Class - HEQFX
Institutional Class - HEQCX

Smart Diversification Fund
Institutional Class - SMDFX

The Texas Fund
Institutional Class - BIGTX

Annual Report
August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website www.monteaglefunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

MONTEAGLE FUNDS

                       TABLE OF CONTENTS

  August 31, 2020

A Discussion of Fund Performance............................................................................	1
Performance Illustration.............................................................................................	15
Supplementary Portfolio Information.........................................................................	19
Schedules of Investments...........................................................................................	23
Statements of Assets & Liabilities..............................................................................	36
Statements of Operations............................................................................................	37
Statements of Changes in Net Assets.........................................................................	38
Financial Highlights...................................................................................................	42
Notes to Financial Statements....................................................................................	47
Report of Independent Registered Public Accounting Firm......................................	67
About your Funds' Expenses......................................................................................	68
Trustees & Officers of the Trust.................................................................................	71
Compensation of Trustees & Officers........................................................................	72
Additional Information...............................................................................................	73

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2020 (UNAUDITED)

How did the Fund perform?

For the year ended August 31, 2020, the Monteagle Select Value Fund (the “Fund”) had a return of -3.62%, which underperformed its value peers over the rolling 1-year period.  The S&P 500 Index (“S&P 500” or “Index”) had a return of 21.94% for the same period, which significantly outperformed due to the growth component.  The Fund’s net asset value per share as of August 31, 2020 was $10.23 versus $11.05 on August 31, 2019.  Due to net gains realized over the last twelve months, another capital gain distribution will be occurring at the end of this calendar year.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be underpriced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures.  The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations.  The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500.  In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.  Additionally, the adviser will generally have the Fund hold between 20 and 60 equities and diversify its holdings across numerous industries.  The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average.  Also, value stocks tend to have a beta (a measure of the stock’s price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

COVID-19 had a drastic impact on the domestic equity market in early 2020 with the S&P 500 Index falling over 33% in a span of twenty-three short days.  Upon reach a low on March 23rd, the market essentially experienced a V-shaped recovery.  As of August 31, 2020, the S&P recovered all of the lost ground from earlier in the year, driven primarily by growth stocks.  The S&P Value Index increased 40% off it’s March 23rd low, but has yet to recover fully from the decline experienced in late February and March.  The Fed reduced short-term borrowing rates to effectively zero as a stimulus to the economy, which has definitely aided in a bounce in the general domestic equity market.  The Fed is committed to maintaining low rates to provide easy money even if inflation rises above their historical two percent target.

While growth has outperformed value for several consecutive years, we believe value will begin to lead the Index in the coming years.  Moreover, the Fund’s focus on a “value style, reversion-to-the-mean” strategy should prove to be beneficial in years to come.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

For the first quarter, the portfolio holdings of the Fund outperformed the Index.  With value outperforming growth in the quarter, the Fund experienced a 11.32% return for the quarter versus a return for the Index of 7.86%.  As of quarter-end the cash balance of the portfolio was 9.06% invested in cash equivalents, which was slightly elevated due to the capital gain distribution.

The broad sectors of the Index that improved the most on average during the first quarter were the Consumer Discretionary, Industrials and Health Care sectors; while the Utilities, Energy and Consumer Staples sectors were the lowest performing within the Index.  Subsequent to volatility in domestic equities during the prior two quarters, the S&P reached a new all-time high in late November and closed only half a percent off its high.  The Index closed November up more than 27% year-to-date.

As of the end of the first quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less allocation to the Consumer Staples, Telecommunications and Financials sectors.  The largest sector allocations are Materials, Energy and Consumer Discretionary.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of United Rentals, Inc. (up 36% over the quarter), Centene Corp. and Davita, Inc. (top performer back to back quarters).  The Fund’s portfolio performance was most negatively affected by Western Digital Corp., Cabot Oil & Gas Corp. and Flowers Foods Inc.  During the first quarter, three securities were sold and additional shares of eight existing securities were purchased.

For the second quarter, the portfolio holdings of the Fund underperformed the Index.  With value significantly underperforming growth in the quarter, the Fund experienced a -16.5% return for the quarter versus a return for the Index of -5.51%.  As of quarter-end the cash balance of the portfolio was 6.21% invested in cash equivalents.

The broad sectors of the Index that experienced the least negative return on average during the first quarter were the Utilities, Technology and Consumer Staples sectors; while the Energy, Materials and Consumer Discretionary sectors were the lowest performing within the Index.  Domestic equities reached a new high in mid-February before declining almost 13%, which began the COVID-19 crash.  The rolling one-year return for the Index was positive through the end of February, with an 8.21% return.

As of the end of the second quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less allocation to the Industrials, Telecommunications and Financials sectors.  The largest sector allocations are Energy, Consumer Discretionary and Materials.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Micron Technology and Western Digital Corp, both of which were up over 10% over the quarter.  The Fund’s portfolio performance was most negatively affected by Phillips 66, HollyFrontier Corp and Capri Holdings LTD.  During the second quarter, twelve securities were sold and six new securities were purchased.

For the third quarter, the portfolio holdings of the Fund underperformed the Index.  With tremendous market volatility over concerns over COVID-19, the Fund experienced a

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

-7.64% return for the quarter versus a return for the Index of 3.59%.  As of quarter-end, the cash balance of the portfolio was 5.6% invested in cash equivalents.

Broad sectors of the Index that experienced gains during the third quarter include the Health Care, Technology Consumer Staples and Materials sectors; while the Energy, Financial and Consumer Discretionary sectors were the lowest performing within the Index.  The Energy sector experienced substantial declines resulting from falling demand amid increasing production, leading to a 22% decline over the period. After historic declines through March, the market had recovered a large portion of losses by the end of May.  The rolling one-year return for the Index stood at an 12.82% return at the end of May.

The portfolio holdings continued to be diversified across many sectors of the Index with less allocation to the Industrials, Consumer Staples, and Utility sectors.  The largest sector allocations are Materials, Energy and Financials, two of which were the hardest hit during the quarter.  Positive performance within the Fund can be attributed to its top performing stock picks of Incyte, Centene, Alexion and Cabot Oil, all of which were up over 20% during the quarter.  The Fund’s portfolio performance was most negatively affected by Marathon Oil, Kohls and Alliance Data Systems, all of which fell over 45% or more during the period. During the quarter, 10 disposals were conducted to raise over $4MM for withdrawals, further exacerbating negative performance as securities were sold at depressed prices.

For the fourth quarter, the portfolio holdings of the Fund underperformed the Index.  Despite no cure or meaningful improvement with COVID-19, domestic equity has rebounded from the March lows.  The Fund experienced a 12.27% return for the quarter versus a return for the Index of 15.48%.  Growth stocks have recovered much more quickly from the pandemic lows as compared to value stocks.  As of fourth quarter-end, the cash balance of the portfolio was 9.6% invested in a cash equivalent fund.

Broad sectors of the Index that improved the most during the fourth quarter include the Industrials, Consumer Discretionary and Technology sectors; while the Energy, Utilities and Health Care sectors were the lowest performing within the Index.  Subsequent to historic declines through March, the market rebounded and the Index closed August off all-time highs.  The year-to-date return for the Index was 9.74% at the end of August.

The portfolio holdings continued to be diversified across many sectors of the Index with less allocation to the Technology, Materials and Communications sectors.  The largest sector allocations are Consumer Discretionary, Financials and Energy.  Positive performance within the Fund can be attributed to its top performing stock picks of Hanesbrands, Inc. (up over 55% during the quarter), Freeport-McMoRan Inc. (sold in the quarter near its 52-week high) and Haliburton Co.  The Fund’s portfolio performance was most negatively affected by Western Digital Corp., Alexion Pharmaceuticals Inc. and Cabot Oil & Gas Corp.  During the quarter, five securities were sold, some of which were conducted in order to raise cash for withdrawals, and two new securities were added to the portfolio.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification.  The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market.  Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy.  It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index.  Therefore, the Fund’s daily performance can and will vary dependent upon current market conditions.

Fund performance shown represents the performance of the Fund’s Institutional Class shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Mutual Shareholder Services, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2020 (UNAUDITED)

Troy Harmon, CFA, CVA

Fund Performance

The Monteagle Opportunity Equity Fund has performed well relative to its peers in 2020 and the most recent quarter (June through August). As we would expect, the portfolio outperformance source is the selection process by design. The portfolio of high-quality small-cap and mid-cap companies has performed well relative to its stated benchmark and peer mid-cap blend portfolios as shown in its Morningstar 3-Star rating in the 3-, 5- and 10-Year periods.

Fund Investment Approach

The Monteagle Opportunity Equity Fund employs a mid-cap blend investment strategy with a goal of long-term capital appreciation. The portfolio is benchmarked to the S&P 400 Mid Cap Index and investments are selected using a high-quality screen on domestically traded mid-cap and small-cap company fundamentals such as earnings stability and debt management. Additional consideration of companies ultimately selected include valuation, free cash flow yield and return on equity as well as another consideration of debt-to-equity. All companies passing the first high-quality screen are measured relative to their industry peers according to these final four metrics and the best companies according to these measures collectively are chosen for portfolio inclusion although there is some subjective selection by Henssler Financial analysts for determination of holdings in some industries. The portfolio is designed to approximately follow its benchmark sector weightings in the allocation process while benefitting investors in the selection process.

Factors Impacting Fund Performance

This year has been anything but normal, whatever that might mean. In the sharp downturn in February and March which saw Mid-Cap Indices lose over 40% of their value, growth portfolios as indicated by the Russell Mid-Cap Growth Index, fared better than value-leaning portfolios of similar sized companies losing 35.7% while the Russell Mid-Cap Value Index lost 43.44% in the period. In the rebound since March 23rd, Growth has significantly outperformed value according to the same benchmarks by approximately 18%. All told the Russell Mid-Cap Growth Index lead the Russell Mid-Cap Value Index by over 26% in 2020 through the end of August. Measuring through October 7th, the gap has continued to widen slightly with portfolios of growth companies in the mid-cap space beating value company portfolios by about 26.5%.

The Monteagle Opportunity Equity portfolio is comprised of aspects of both growth and value but leans slightly more toward value due to its high-quality tilt and the use of low relative price-to-sales ratio in the selection process. Not surprising, the fund is performing somewhere between the two, but outperforming its stated benchmark, S&P 400 Mid-Cap Index by 1% in the investor class shares and over 4% in the institutional class shares year to date through October 7, 2020.

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

We performed our annual rebalance of fund holdings about a month early this year to take advantage of attractive asset prices. The mid-May rebalance saw a significant expansion of fund holdings and followed the strategy in place since inception with one minor adjustment. Fund allocation straddled the sector weightings of the S&P 400 Mid Cap Index and those of the Russell Mid Cap Index. This caused little deviation in performance relative to the stated benchmark. As usual, most of the active management within this strategy is sourced from the investment selection process.

In the coming months we expect volatility to increase with the election being the catalyst. The stock market has been a reliable indicator of past election outcomes and seems to signal the current administration would remain in power if the election were to occur as of this writing although polling data suggests otherwise. This alone might be cause for volatility concern to a portfolio management committee. We believe our focus on high-quality and valuation tends to mute declines during volatile markets as investors begin to focus on company fundamentals and less on growth prospects. We believe the Monteagle Opportunity Equity portfolio is currently invested to handle potential short-term events well relative to its mid-cap peers and continue to provide investors with long-term capital growth.

Fund Strategy

The Monteagle Opportunity Equity Fund continues to follow its stated investment approach selecting the most attractive high-quality mid-cap and small-cap securities according to the process derived from our years of research. The portfolio will continue with weightings to land the overall strategy in the blend space and is likely to lean slightly toward value versus growth given our knowledge of the history of the process and outcomes. We believe a value-leaning strategy is perfect given current valuation and recent performance conditions and we will continue to seek out and take advantage of market opportunities that will benefit our investors.

 Fund performance shown represents the performance of the Fund’s Institutional Class shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Arbor Court Capital, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2020 (UNAUDITED)

How did the Fund Perform?

For the year ended August 31, 2020, The Smart Diversification Fund (the "Fund") had a total return of 21.30%. Compared to the MSCI World Total Return Index, the Fund outperformed. The Fund ranks fourth of 465 securities in its category for this time frame. The Fund's net asset value per share as of August 31, 2020 was $12.13 versus $10 on the Fund's inception date, September 3, 2019.

What is the Fund's investment approach?

The Fund's investment goal is long-term capital appreciation. The Fund uses a quantitative investment approach to actively adjust the asset allocation. Index funds or ETFs are bought or sold based on mathematically applied technical signals. Because the Fund has an equity bias, under generally favorable economic conditions, the fund may look closely akin to a global equity fund. However, unlike many funds that must stay within a particular investment "lane," the Smart Diversification Fund may switch lanes as the advisor reviews global asset classes. The Fund's subadvisor uses proprietary indicators to gauge the trend, the strength of the trend, and the risk of each asset class to determine which equity asset classes may hold appropriate risk/reward trade-offs or which fixed income or alternative asset classes hold potential.

What influenced the Fund's performance?

During the 12 months ended August 31, 2020, the Fund's performance was affected by the growth in the US stock market, and particularly, the outperformance of growth stocks. The Fund, launched on September 3, 2019, outperformed the average world allocation fund and the Morningstar Global Allocation Index. In 2020, the Fund additionally outperformed the S&P 500 index with slightly less drawdown by utilizing a barbell approach to risk during key parts of the year. This approach allowed an overweighting into the highly volatile NASDAQ 100 and the use of cash and/or short-term bonds to help mitigate some of the volatility.

SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Allocations to large-cap growth were emphasized throughout the year and large-cap value positions were small and short-lived. Additionally, the Fund steered clear of small-cap stocks. Volatility in emerging markets provided several opportunities to add to positions. Declines in emerging markets stocks and the NASDAQ during February and March were not as great as those of the S&P 500.

For the first quarter ended November 30, 2019, the portfolio holdings included approximately 25% in cash and holdings in developed international markets and US stocks via the S&P 500 and the NASDAQ 100. Much of this cash position was due to inflows during start up.

For the second quarter ended February 28, 2020, the portfolio started 2020 heavily invested in global equities with a concentration in US large-cap growth and emerging markets. Small-cap stocks and value components (both large and small) were virtually non-existent for the year. The Fund spent the majority of the year with virtually no exposure to value investments and virtually no exposure to small-cap asset classes. A heavy weighting in US equities helped upside performance.

As of the end of the second quarter, the portfolio holdings included much smaller percentages in cash and continued high conviction to large-cap growth and emerging markets. The Fund continued to have exposure to developed international markets. Large cash inflows at the beginning of the year were put to work quickly.

For the third quarter ended May 31, 2020, with the Covid-19 contraction dominating the headlines early in the year, the portfolio made some strategic moves. First, the Fund's subadvisor took advantage of some tax-loss harvesting opportunities. While tax-efficiency is not the primary objective of the Fund, prudence dictates taking advantage of opportunities where they present themselves. As such, several positions (all short-term), were sold and replaced with similar ETFs. This move allowed some losses to be realized on the Fund's ledger. Those losses can and will be used to offset gains, when and if they occur, to benefit the Fund's shareholders that own the Fund in taxable accounts. When tax efficiencies can be realized, the advisor will evaluate opportunities and execute as deemed appropriate when weighed against potential impacts to the Fund's overall performance.

Secondly, international developed markets were eliminated from the Fund's holdings since the subadvisor' s indicators showed low conviction to the developed international market's recovery from Covid-19.

As of the end of the third quarter, the portfolio holdings were focused in the US and in emerging markets equities.

For the fourth quarter ended August 31, 2020, the portfolio adapted its risk profile to the changing global risk characteristics. As the summer of 2020 wore on, exposure to large-cap growth and specifically the NASDAQ 100 was reduced based on several of the advisor's proprietary risk indicators showing warning signs. While continuing to have substantial exposure to emerging markets, some emphasis was taken away from the

SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Asian markets and redirected to South America. Cash and short-term bond positions were increased.

As of the end of the fourth quarter, the portfolio holdings reflect continuing risk mitigation with the global focus on US large-cap growth, emerging markets with cash and short-term fixed income completing the portfolio.

What is the Fund's strategy?

The Fund seeks to meet its investment objective by investing under normal market conditions at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase, in exchange-traded funds (“ETFs”) that invest in domestic and foreign (i) equity securities of all market capitalizations, (ii) fixed-income securities of any credit quality, (iii) commodities (e.g., gold), (iv) real estate investment trusts (“REITs”) and (iv) cash or cash equivalents. The foreign securities held by the underlying ETFs may include those in emerging markets.  While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities. The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity duration.

Luken Investment Analytics, LLC, the Fund’s investment sub-adviser, uses the Smart Diversification® strategy, which is based on a proprietary quantitative model that uses trend analysis with a risk-management overlay to analyze each of the portfolio’s fixed income, equities, cash or cash equivalent, and commodities or REIT, asset classes in the portfolio. The model uses trend, strength, and risk indicators to determine the weighting of each asset class held in the portfolio. The Adviser ranks each investment type (asset class) using a proprietary system which considers medium to long-term price trends ranging from a few weeks (short-term) to several months (long-term). If equity markets are trending upward for the applicable period, assets are allocated into equity investments according to the proprietary model’s rules; and if equities are trending downward, the assets are primarily invested in fixed income securities, cash or alternatives as dictated by the applicable model. These decisions are made by pre-set rules. Proprietary indicators are used for strength and risk and may affect the portfolio’s asset class weightings.

The sub-adviser anticipates rebalancing the Fund’s portfolio based upon the sub-adviser’s proprietary indicators. A consequence of the Sub-adviser’s strategy, under certain market conditions, is high turnover.  During protracted economic downturns, the sub-adviser may utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs and alternative/specialty ETFs. Alternative or specialty ETFs are selected to provide positive returns and diversification. These may include ETFs linked to commodities, gold and managed futures. A consequence of the Sub-adviser’s strategy, under certain market conditions, is high turnover.  The Sub-adviser sees active trading as necessary to address market disturbances, volatility and the like.

SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Fund performance shown represents the performance of the Fund’s Institutional Class shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Arbor Court Capital, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2020 (UNAUDITED)

How did the Fund perform?

For the fiscal year ended August 31, 2020, The Texas Fund (the “Fund”) was up 1.68%. Over the same time period, the S&P 500 index was up 21.94%, the Russell 3000 index was up 21.14%, the Russell 2000 (Small Caps) was up 5.93%, and the Dow Jones Americas Oil & Gas Index (Energy) was down -33.52%. During the fiscal year, we saw a retracement of small caps and the energy sector with significant underperformance which attributed to underperformance of our stated benchmarks.

What is the Fund’s investment approach?

The Fund’s investment goal is capital appreciation. The Fund invests in a broad market capitalization across the various sectors and sizes of the Texas economy, keeping 80% or more of the fund invested in: 1) companies headquartered in Texas, 2) organized under Texas state laws, or 3) derive 50% of revenues or profits or have 50% of their assets in Texas.  The adviser limits the pool of stocks considered for purchase to only those equities with market capitalization greater than $500 million. The adviser also limits the amount in any one sector to less than 25% of the overall portfolio of companies.

In selecting stocks, the Fund’s adviser ranks stocks in each sector with an A, B, or C.  Weightings are then applied across the A ranking and B rankings for each sector, with A’s weighted more heavily than B’s.  C rankings are considered sells. Company rankings are determined by the Fund’s adviser after analyzing the financials, valuation, and growth prospects in comparison with their peers in the sector. The overall objective is to hold companies for a long-term period to allow the capture of their growth within the Texas economy.

Since there are several small and mid-cap companies in Texas, and since the Fund does not give specific preference to large caps, the Fund tends to have an average market capitalization between $4 billion to $6 billion. The Fund also maintains investments across the spectrum of Texas companies, from those considered to be value companies, to those considered growth companies.

What influenced the Fund’s performance?

The portfolio strategy for this fund is often impacted from a combination of broad stock market performance as well as commodity market performance. This fiscal year was no different. The period included a positive stock market and commodity market run through the end of the year followed by a whipsaw due to COVID-19 through the first quarter of 2020. By March 31, 2020 the Dow Jones Americas Oil & Gas Index was down –50.65% for the first 3 months of 2020 while the S&P 500 was down -20% and The Texas Fund was down -28.43%.  Coming off of the bottom at the end of the 1st quarter and into the 2nd quarter, The Texas Fund did not keep pace with the S&P 500 primarily due to the top, heavily weighted tech names in the S&P not being within the Texas Fund basket of stocks mandate. The Texas Fund did make a strong come back from April 1st to the end of the fiscal year (August 31) returning 39%. This was influenced by weighting companies that had momentum as the market turned to Post-Covid success stories.

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

First Quarter (9/1/19-11/30/19)

The end of 2019 saw consistent progress in most of the sectors. However, there was a very slow growth rate for small caps and energy towards the end of the quarter, resulting in a gain of 2.51% for the Fund. It was management’s expectation by the end of November that the market was beginning to shift to value and cyclicals.

At the end of the quarter, Energy, Industrials and Financials made up the largest sector allocations in the fund with 20.95%, 17.33%, and 17.19% respectively.

Second Quarter (12/1/19-2/29/20)

Entering the quarter, it was a strong bull market for Texas companies. The Fund outperformed the S&P 500 in December. Pre-pandemic, management believed that the market would roll to value and more cyclical sectors. Unfortunately, it was weakened by the initial decline of energy and oil relating to COVID-19 which up to this point was more of a falling off in demand in China. Towards the end of the quarter, pressure on the overall economy grew stronger and brought the market into the first stage of this year’s bear market.

By the end of February, management had reduced exposure to Energy and Financials and increased exposure to Technology. Management also accumulated more cash. The top three sectors in the Fund were Industrials- 17.23%, Energy- 16.28%, and Technology- 15.97%. Cash at the end of this period made up 13.57%.

Third Quarter (3/1/20-5/31/20)

March and April certainly saw the brunt of the COVID-19 pandemic. The Texas economy initially continued operations state-wide as normal, however there were disruptions in several industries that led to a sharp decline in Texas-based companies. The Dow Jones Americas Oil & Gas Index was down a staggering -49.08% in the first several weeks of the quarter, slightly recovering to finish the quarter only down –14.61%. The Fund was impacted by the sharp decline but managed to close out the quarter only down –6.40%. Fund management utilized options hedging strategies during this time period to remain invested but also minimize downside risk.

By the end of the quarter management had begun putting cash to work and utilized call options on SPDR Gold Shares (GLD) to hedge against further declines in the unknown and very uncertain times. The hedges allowed management to continue to look for longer term opportunities and get more of the Fund invested. By the end of this quarter the top 3 sectors were Technology- 18.34%, Industrials- 16.57%, and energy at 11.94%.

Fourth Quarter (6/1/20-8/31/20)

In June of 2020, it appeared the quick action by the Federal Reserve and Congress was helping to turn broad stock markets. Small caps showed consistent strength in recovering with the Russell 2000 posting a gain of 11.21% for the quarter. The Dow Jones Americas

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Oil & Gas Index was down -6.30% at the end of the quarter. The Fund rallied off oil’s initial spike in the first week of the quarter and piggy-backed on small caps rally lifting the fund to close out the quarter with a gain of 13.67% nearing the S&P 500 gain of 14.32%.

During the 4th quarter there were a number new companies entering our basket of options including Big Commerce (BIGC), Rackspace Technology (RXT), Vital Farms (VITL) and XPEL Inc (XPEL) to name a few.  This points to the new areas of growth in the Texas economy.

As of August 31, 2020 the top sectors in the fund were Industrials – 16.72%, Consumer Cyclicals –16.50%, and Energy- 15.69%.

Heading into the Fall of 2020, the Fund is positioned to take advantage of a return in demand as our nation and world recover from Covid-19. Management expects the market to broaden out from the small concentration of companies that have benefited since the pandemic took hold. We continue to see a bright future for Texas companies even through the 2020 clouds. Texas continues to draw large companies such as Charles Schwab while also attracting more investment from non-headquartered companies such as Tesla, Amazon, Apple and Uber.

What is the Fund’s strategy?

The Fund will continue to concentrate on Texas-based equities in order to take advantage of the Texas business climate and prospects for growth.  The Fund’s adviser will continue to evaluate and monitor the investment of the Fund to capture growth in equities in the growing Texas economy.  At the current point in time, the Adviser believes the growth of Texas businesses will outpace the overall US and that difference will be passed on to investors.  Therefore, the adviser seeks to maintain long term equity positions that grow in market cap with the Texas economy. The sub-advisor expects that Texas companies are a good investment for long-term growth. The sub-advisor believes that investors are currently getting a very good value for average future earnings growth estimates when compared to the S&P 500 and sees no reason to change the investment approach.

It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively increase options positions when the adviser sees a need for additional downside protection.

Fund performance shown represents the performance of the Fund’s Institutional Class shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Arbor Court Capital, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE SELECT VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in Monteagle Select Value Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2020)
	One Year	Five Years	Ten Years
Monteagle Select Value Fund - Institutional Class	-3.62%	2.73%	9.41%
S&P 500 Index	21.94%	14.44%	15.15%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund - Institutional Class, which will not invest in certain securities comprising this index.

MONTEAGLE OPPORTUNITY EQUITY FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

  Comparison of the Change in Value of a $50,000 Investment in

Monteagle Opportunity Equity Fund - Investor Class Shares

and the S&P 400 MidCap Index

Average Annual Total Return (for the periods ended August 31, 2020)
	One Year	Five Years	Ten Years
Monteagle Opportunity Equity Fund
Investor Class	5.63%	6.55%	9.65%
Institutional Class	6.18%	7.07%	N/A *
S&P 400 MidCap Index	4.21%	8.09%	12.02%

* The average annual total return for the period of commencement of operations (June 15, 2011) through August 31, 2020 was 8.84%.

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all the assets and liabilities of The Henssler Equity Fund, a series of the Henssler Funds, (the “Predecessor Fund”) in a tax-free reorganization on or about May 27, 2019.  In connection with this acquisition, shares of the Predecessor Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Investor Class Shares and Institutional Class Shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.  The Predecessor Fund’s Investor Class shares commenced investment operations on June 10, 1998. The Predecessor Fund’s Institutional Class shares commenced investment operations on June 15, 2011.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of Monteagle Opportunity Equity Fund - Investor Class shares versus the S&P 400 MidCap Index. The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 400 MidCap Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with Monteagle Opportunity Equity Fund - Investor Class and Institutional Class, which will not invest in certain securities comprising this index.

SMART DIVERSIFICATION FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

Comparison of the Change in Value of a $50,000 Investment
in Smart Diversification Fund - Institutional Class Shares

and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2020)
	Six Months	Since Inception*
Smart Diversification Fund - Institutional Class	20.22%	21.30%
S&P 500 Index	19.63%	22.78%

* Represents the period from the commencement of operations (September 3, 2019) through August 31, 2020.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Smart Diversification Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Smart Diversification Fund - Institutional Class, which will not invest in certain securities comprising this index.

THE TEXAS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in The Texas Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2020)
	One Year	Five Year	Since Inception*
The Texas Fund - Institutional Class	1.68%	2.24%	0.40%
S&P 500 Index	21.94%	14.44%	13.17%

* Represents the period from the commencement of operations (September 17, 2013) through August 31, 2020.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of The Texas Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with The Texas Fund - Institutional Class, which will not invest in certain securities comprising this index.

MONTEAGLE SELECT VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2020 (UNAUDITED)

  FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Alexion Pharmaceuticals, Inc.	8.77%
Cabot Oil & Gas Corp. Class A	8.23%
People's United Financial, Inc.	7.17%
Tyson Foods, Inc. Class A	7.15%
CenturyLink, Inc.	6.73%
Hanesbrands, Inc.	6.20%
Unum Group	5.43%
Halliburton Co.	4.90%
LyondellBasell Industries NV Class A	4.67%
Western Digital Corp.	4.44%
63.69%

Top Ten Portfolio Industries	(% of Net Assets)
Consumer Durables & Apparel	18.09%
Pharmaceuticals, Biotechnology & Life Science	8.77%
Oil & Gas Exploration & Production	8.23%
Oil & Gas Equipment Services	8.13%
Banks	7.17%
Food, Beverage & Tobacco	7.15%
Telecommunication Services	6.73%
Insurance	5.43%
Chemicals	4.67%
Technology Hardware, Storage & Peripherals	4.44%
78.81%

MONTEAGLE OPPORTUNITY EQUITY FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2020 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
National Health Investors, Inc.	3.35%
ViacomCBS, Inc. Class B	3.23%
Cable One, Inc.	2.66%
Mid-America Apartment Communities, Inc.	2.45%
LTC Properties, Inc.	2.28%
Check Point Software Technologies Ltd. (Israel)	1.80%
Maximus, Inc.	1.76%
TE Connectivity Ltd. (Switzerland)	1.67%
Skyworks Solutions, Inc.	1.62%
Genpact Ltd. (Bermuda)	1.52%
22.34%

Top Ten Portfolio Industries	(% of Net Assets)
Software & Services	10.16%
Capital Goods	8.33%
Real Estate Investment Trusts	8.08%
Health Care Equipment & Services	7.97%
Technology Hardware & Equipment	6.96%
Media & Entertainment	5.89%
Pharmaceuticals, Biotechnology & Life Science	4.79%
Retailing	4.71%
Banks	4.28%
Consumer Durables & Apparel	4.00%
65.17%

SMART DIVERSIFICATION FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2020 (UNAUDITED)

FUND PROFILE:

Top Long-Term Portfolio Holdings	(% of Net Assets)
SPDR Portfolio Emerging Markets ETF	21.46%
SPDR S&P 500 ETF Trust	18.95%
Invesco QQQ Trust Series 1	17.34%
Vanguard S&P 500 ETF	10.76%
iShares MSCI Brazil ETF	9.76%
SPDR Portfolio S&P 500 Value ETF	1.99%
iShares U.S. ETF Trust	1.41%
81.67%

Top Portfolio Investment Types	(% of Net Assets)
Exchange Traded Funds	81.67%
Money Market Fund	18.55%
100.22%

THE TEXAS FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2020 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
The Michaels Cos., Inc.	2.62%
Digital Turbine, Inc.	2.46%
Brinker International, Inc.	1.94%
Darling Ingredients, Inc.	1.81%
Texas Instruments, Inc.	1.67%
Match Group, Inc.	1.65%
Waste Management, Inc.	1.61%
LGI Homes, Inc.	1.59%
Callaway Golf Co.	1.55%
At Home Group, Inc.	1.52%
18.42%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	11.31%
Banks	9.33%
Software & Services	8.85%
Retailing	5.81%
Chemicals	4.84%
Consumer Durables & Apparel	4.56%
Health Care Equipment & Services	4.44%
Consumer Services	3.66%
Oil & Gas Equipment Services	3.38%
Oil & Gas Exploration & Production	3.37%
59.55%

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares		Fair Value

COMMON STOCKS - 90.13%

Banks - 7.17%
74,950	People's United Financial, Inc.	$ 792,971

Chemicals - 4.67%
7,900	LyondellBasell Industries NV Class A	517,292

Consumer Durables & Apparel - 18.09%
24,665	Capri Holdings Ltd. (United Kingdom) *	390,694
44,848	Hanesbrand, Inc.	685,726
3,300	Mohawk Industries, Inc. *	304,689
13,000	Newell Brands, Inc.	207,740
28,077	Tapestry, Inc.	413,574
		2,002,423
Containers & Packaging - 2.03%
7,400	Westrock Co.	224,442

Diversified Financials - 3.46%
18,200	Franklin Resources, Inc.	383,292

Food, Beverage & Tobacco - 7.15%
12,600	Tyson Foods, Inc. Class A	791,280

Insurance - 5.43%
32,500	Unum Group	600,600

Oil & Gas Equipment Services - 8.13%
33,507	Halliburton Co.	542,143
18,802	Schlumberger Ltd.	357,426
		899,569
Oil & Gas Exploration & Production - 8.23%
48,000	Cabot Oil & Gas Corp. Class A	910,560

Pharmaceuticals, Biotechnology & Life Science - 8.77%
8,500	Alexion Pharmaceuticals, Inc. *	970,870

Retailing - 2.54%
13,174	Kohl's Corp.	281,397

Software & Services - 3.29%
8,070	Alliance Data Systems Corp.	364,038

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Fair Value

Technology Hardware, Storage & Peripherals - 4.44%
12,800	Western Digital Corp.	491,776

Telecommunication Services - 6.73%
69,250	CenturyLink, Inc.	$ 744,437

TOTAL FOR COMMON STOCKS (Cost $14,397,351) - 90.13%		9,974,947

MONEY MARKET FUND - 9.59%
1,060,967	Federated Hermes Government Obligations Fund – Institutional Class, 0.01% **	1,060,967

TOTAL FOR MONEY MARKET FUND (Cost $1,060,967) - 9.59%		1,060,967

TOTAL INVESTMENTS (Cost $15,458,318) - 99.72%		11,035,914

OTHER ASSETS LESS LIABILITIES - 0.28%		30,890

NET ASSETS - 100.00%		$11,066,804

* Non-Income producing.

** 7-day yield as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares		Fair Value

COMMON STOCKS - 89.55%

Automobiles & Components - 1.28%
1,500	Lear Corp.	$ 170,895
3,800	Magna International, Inc. (Canada)	184,718
		355,613
Banks - 4.28%
9,100	Bank OZK	209,664
8,100	Cathay General Bancorp.	199,989
4,500	East West Bancorp, Inc.	165,510
800	SVB Financial Group *	204,304
7,900	Washington Federal, Inc.	185,255
7,500	WSFS Financial Corp.	219,750
		1,184,472
Capital Goods - 8.33%
2,700	A.O. Smith Corp.	132,219
1,400	Acuity Brands, Inc.	153,006
1,200	Cummins, Inc.	248,700
1,200	Curtiss-Wright Corp.	122,784
3,000	Emcor Group, Inc.	225,030
3,200	Franklin Electric Co., Inc.	189,952
1,600	John Bean Technologies Corp.	164,016
580	L3Harris Technologies, Inc.	104,829
3,000	MSC Industrial Direct Co., Inc. Class A	197,700
1,500	Simpson Manufacturing Co., Inc.	147,510
1,500	Snap-on, Inc.	222,405
1,400	Valmont Industries, Inc.	177,870
900	Watsco, Inc.	220,491
		2,306,512
Chemicals - 1.37%
2,600	Eastman Chemical Co.	190,086
2,900	LyondellBasell Industries NV Class A	189,892
		379,978
Commercial & Professional Services - 3.11%
4,500	ABM Industries, Inc.	171,630
6,900	CBIZ, Inc. *	167,808
500	Cintas Corp.	166,620
1,800	Copart, Inc. *	185,976
3,200	Robert Half International, Inc.	170,240
		862,274
Consumer Durables & Apparel - 4.00%
3,500	Hasboro, Inc.	276,290
2,700	Lennar Corp. Class A	202,014

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Fair Value

Consumer Durables & Apparel – (Continued)
100	NVR, Inc. *	$ 416,834
1,200	Whirlpool Corp.	213,264
		1,108,402
Consumer Services - 2.75%
1,400	Bright Horizons Family Solutions, Inc. *	186,214
9,700	Carriage Services, Inc.	214,758
500	Domino's Pizza, Inc.	204,480
400	Graham Holdings Co. Class B	171,180
2,100	Yum! Brands, Inc.	201,285
		977,917
Containers & Packaging - 2.51%
2,000	Avery Dennison Corp.	230,780
2,800	Packaging Corp. of America	283,472
3,400	Sunoco Products Co.	180,302
		694,554
Diversified Financials - 1.42%
1,800	Cboe Global Markets, Inc.	165,222
3,000	Raymond James Financial, Inc.	227,160
		392,382
Electric Utilities - 1.36%
5,900	Hawaiian Electric Industries, Inc.	204,199
5,400	OGE Energy Corp.	172,044
		376,243
Food, Beverage & Tobacco - 2.58%
4,000	Archer-Daniels Midland Co.	179,040
2,400	Kellogg Co.	170,184
1,100	Lancaster Colony Corp.	195,492
2,700	Tyson Foods, Inc. Class A	169,560
		714,276
Gas Utilities - 1.33%
2,200	One Gas, Inc.	163,064
5,900	UGI Corp.	203,727
		366,791
Health Care Equipment & Services - 7.97%
3,000	Amerisourcebergen Corp.	291,090
7,100	Cantel Medical Corp.	372,608
600	Chemed Corp.	310,266
1,700	Laboratory Corp. of America Holdings *	298,775
2,100	McKesson Corp.	322,224
1,600	Molina Healthcare, Inc. *	295,952
800	Teleflex, Inc.	314,360
		2,205,275

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Fair Value

Household & Personal Products - 1.73%
2,100	Church & Dwight Co., Inc.	$ 201,243
1,700	Medifast, Inc.	276,624
		477,867
Insurance - 3.66%
7,400	Arch Capital Group Ltd. (Bermuda) *	233,396
1,100	Everest Re Group Ltd. (Bermuda)	242,088
2,400	Safety Insurance Group, Inc.	173,760
1,800	The Hanover Insurance Group, Inc.	184,482
200	White Mountains Insurance Group, Inc. (Bermuda)	178,280
		1,012,006
Media & Entertainment - 5.89%
400	Cable One, Inc.	736,132
32,100	ViacomCBS, Inc. Class B	893,985
		1,630,117
Metal & Mining - 1.43%
1,400	Franco-Nevada Corp.	210,672
4,800	POSCO ADR	185,472
		396,144
Oil, Gas & Consumable Fuels - 1.29%
6,700	ONEOK, Inc.	184,116
6,600	World Fuel Services Corp.	174,240
		358,356
Pharmaceuticals, Biotechnology & Life Science - 4.79%
3,500	Agilent Technologies, Inc.	351,470
2,200	Icon PLC (Ireland) *	410,102
2,300	Jazz Pharmaceuticals PLC (Ireland) *	309,097
2,400	United Therapeutics Corp. *	256,704
		1,327,373
Retailing - 4.71%
2,900	Best Buy Co., Inc.	321,639
7,200	Core-Mark Holding Co., Inc.	240,624
2,000	Five Below, Inc. *	218,900
1,700	Genuine Parts Co.	160,548
800	Lithia Motors, Inc. Class A	199,168
700	Ulta Beauty, Inc. *	162,526
		1,303,405
Semiconductors & Semiconductor Equipment - 3.09%
3,100	Skyworks Solutions, Inc.	449,035
3,900	Xilinx, Inc.	406,224
		855,259
Software & Services - 10.16%
3,400	Akamai Technologies, Inc. *	395,862
5,400	Amdocs Ltd.	330,642

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Fair Value

Software & Services – (Continued)
2,900	Aspen Technology, Inc. *	$ 368,387
3,950	Check Point Software Technology Ltd. (Israel) *	498,727
10,000	Genpact Ltd. (Bermuda)	421,800
3,400	Leidos Holdings, Inc.	307,666
6,300	Maximus, Inc.	488,565
		2,811,649
Technology Hardware & Equipment - 6.96%
3,300	CDW Corp.	375,045
2,320	F5 Networks, Inc. *	307,006
8,600	NetApp, Inc.	407,554
4,800	TE Connectivity Ltd. (Switzerland)	463,680
1,300	Zebra Technologies Corp. Class A *	372,489
		1,925,774
Transportation - 1.52%
1,750	Landstar System, Inc.	232,907
5,000	Southwest Airlines Co.	187,900
		420,807
Water Utilities - 1.25%
2,100	American States Water Co.	159,768
4,100	The York Water Co.	187,001
		346,769

TOTAL FOR COMMON STOCKS (Cost $21,494,780) - 89.55%		24,790,215

REAL ESTATE INVESTMENT TRUSTS - 8.08%
17,300	LTC Properties, Inc.	631,277
5,800	Mid-America Apartment Communities, Inc.	679,296
14,900	National Health Investors, Inc.	927,525
		2,238,098

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,970,762) - 8.08%		2,238,098

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

MONEY MARKET FUND - 2.35%
649,194	Federated Hermes Government Obligations Fund – Institutional Class, 0.01% **	$ 649,194

TOTAL FOR MONEY MARKET FUND (Cost $649,194) - 2.35%		649,194

TOTAL INVESTMENTS (Cost $24,114,736) - 99.98%		27,677,507

OTHER ASSETS LESS LIABILITIES - 0.02%		6,557

NET ASSETS - 100.00%		$27,684,064

* Non-Income producing.

** 7-day yield as of August 31, 2020.

ADR - American Depositary Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SMART DIVERSIFICATION FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares		Fair Value

EXCHANGE TRADED FUNDS - 81.67%
7,367	Invesco QQQ Trust Series 1	$ 2,172,381
41,000	iShares MSCI Brazil ETF	1,222,620
3,530	iShares Short Maturity Bond ETF	177,030
72,503	SPDR Portfolio Emerging Markets ETF	2,689,861
8,000	SPDR Portfolio S&P 500 Value ETF	249,120
6,800	SPDR S&P 500 ETF Trust	2,375,308
4,200	Vanguard S&P 500 ETF	1,348,284
		10,234,604

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $8,622,892) - 81.67%		10,234,604

MONEY MARKET FUND - 18.55%
2,324,693	Federated Hermes Government Obligations Fund – Institutional Class, 0.01% **	2,324,693

TOTAL FOR MONEY MARKET FUND (Cost $2,324,693) - 18.55%		2,324,693

TOTAL INVESTMENTS (Cost $10,947,585) - 100.22%		12,559,297

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.22)%		(27,770)

NET ASSETS - 100.00%		$ 12,531,527

** 7-day yield as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares		Fair Value

COMMON STOCKS - 95.57%

Banks - 9.33%
1,911	Allegiance Bancshares, Inc.	$ 48,578
7,116	Cadence Bancorp. Class A	67,602
1,480	CBTX, Inc.	23,310
783	Comerica, Inc.	30,952
1,270	Cullen/Frost Bankers, Inc.	88,214
1,411	First Financial Bankshares, Inc.	42,718
4,356	Hiltop Holdings, Inc.	89,734
2,118	Independent Bank Group, Inc.	98,487
2,746	International Bancshares Corp.	86,719
5,605	Mr. Cooper Group, Inc. *	102,712
2,548	Texas Capital Bancshares, Inc. *	82,530
1,067	Triumph Bancorp, Inc. *	30,474
3,765	Veritex Holdings, Inc.	67,695
		859,725
Capital Goods - 11.31%
641	Alamo Group, Inc.	71,087
1,204	AZZ, Inc.	41,815
2,034	Builders Firstsource, Inc. *	62,281
1,997	Comfort Systems USA, Inc.	101,188
8,313	Cornerstone Building Brands, Inc. *	66,171
912	CSW Industrials, Inc.	65,892
2,171	Encore Wire Corp.	112,045
1,588	IES Holdings, Inc. *	45,782
755	Jacobs Engineering Group, Inc.	68,154
1,200	Primoris Services Corp.	22,872
5,445	Quanex Building Products Corp.	91,530
2,880	Rush Enterprises, Inc. Class A	139,162
2,133	Textron, Inc.	84,104
3,473	Trinity Industries, Inc.	71,092
		1,043,175
Chemicals - 4.84%
903	Celanese Corp. Series A	91,338
4,378	Huntsman Corp.	94,652
2,465	Kraton Corp. *	34,609
7,618	Kronos Worldwide, Inc.	95,149
2,075	Valhi, Inc.	28,968
1,716	Westlake Chemical Co.	101,793
		446,509
Commercial & Professional Services - 2.87%
1,123	Copart, Inc. *	116,028
1,303	Waste Management, Inc.	148,542
		264,570

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Fair Value

Construction Materials - 0.55%
620	Eagle Materials, Inc.	$ 50,697

Consumer Durables & Apparel - 4.56%
6,834	Callaway Golf Co.	142,557
932	D.R. Horton, Inc.	66,517
4,600	Green Brick Partners, Inc. *	65,504
1,307	LGI Homes, Inc. *	146,201
		420,779
Consumer Services - 3.66%
3,980	Brinker International, Inc.	179,259
543	Dave & Buster's Entertainment, Inc.	9,030
1,009	Service Corp. International	46,061
629	Wingstop, Inc.	102,779
		337,129
Diversified Financials - 2.32%
1,206	Charles Schwab Corp.	42,849
1,161	Main Street Capital Corp. ****	35,143
2,756	Sixth Street Specialty Lending, Inc.	48,506
166	Texas Pacific Land Trust	87,436
		213,934
Electric Housewares & Fans - 1.12%
501	Helen of Troy Ltd. (Bermuda) *	103,617

Energy - 0.41%
1,067	Marathon Petroleum Corp.	37,836

Energy Equipment & Services - 1.11%
1,935	Cactus, Inc. Class A	42,744
12,532	Select Energy Services, Inc. Class A *	59,778
		102,522
Engineering & Construction - 1.23%
2,442	Arcosa, Inc.	113,040

Food & Staples Retailing - 0.28%
421	Sysco Corp.	25,319

Food, Beverage & Tobacco - 2.98%
5,213	Darling Ingredients, Inc. *	166,660
3,609	Keurig Dr. Pepper, Inc.	107,656
		274,316
Gas Utilities - 1.18%
1,089	Atmos Energy Corp.	108,704

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Fair Value

Health Care Equipment & Services - 4.44%
590	Addus HomeCare Corp. *	$ 55,259
95	Atrion Corp.	60,013
3,470	HMS Holdings Corp. *	96,778
1,396	Integer Holdings Corp. *	96,687
657	McKesson Corp.	100,810
		409,547
Household & Personal Products - 1.01%
592	Kimberly Clark Corp.	93,394

Insurance - 1.85%
606	Global Life, Inc.	49,983
2,830	Stewart Information Service Corp.	120,756
		170,739
Integrated Oil & Gas - 1.19%
1,968	Exxon Mobil Corp.	78,602
2,412	Occidental Petroleum Corp.	30,729
		109,331
Leisure Products - 1.00%
1,800	YETI Holdings, Inc. *	92,484

Machinery-Diversified - 0.46%
1,441	Flowserve Corp.	42,769

Media & Entertainment - 1.02%
4,573	Cinemark Holdings, Inc.	66,994
284	Nexstar Media Group, Inc. Class A	27,267
		94,261
Metal & Mining - 0.50%
2,200	Commercial Metals Co.	45,914

Oil & Gas Drilling - 0.66%
15,855	Patterson-UTI Energy, Inc.	61,042

Oil & Gas Equipment Services - 3.38%
1,336	Dril-Quip, Inc. *	44,262
7,192	National Oilwell Varco, Inc.	86,304
7,264	ProPetro Holding Corp. *	45,618
5,593	Schlumberger Ltd.	106,323
3,686	Solaris Oilfield Infrastructure, Inc. Class A	28,677
		311,184
Oil & Gas Exploration & Production - 3.37%
3,229	Cabot Oil & Gas Corp. Class A	61,254

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Fair Value

Oil & Gas Exploration & Production – (Continued)
679	Callon Petroleum Co. *	$ 4,500
1,567	Concho Resources, Inc.	81,453
1,038	ConocoPhillips	39,330
915	Diamondback Energy, Inc.	35,648
420	EOG Resources, Inc.	19,043
2,288	Parsley Energy, Inc. Class A	24,596
435	Pioneer Natural Resources Co.	45,210
		311,034
Oil & Gas Refining & Marketing - 1.17%
1,633	CVR Energy, Inc.	27,255
1,083	HollyFrontier Corp.	25,851
450	Phillips 66	26,312
533	Valero Energy Corp.	28,030
		107,448
Oil & Gas Storage & Transportation - 2.09%
1,749	Cheniere Energy, Inc. *	91,035
16,447	EnLink Midstream LLC	49,177
1,365	Kinder Morgan, Inc.	18,864
2,000	Targa Resources, Inc.	34,020
		193,096
Oil, Gas & Consumable Fuels - 0.77%
3,950	Brigham Minerals, Inc. Class A	46,650
3,785	Magnolia Oil & Gas Corp. Class A *	24,375
		71,025
Pharmaceuticals, Biotechnology & Life Science - 2.18%
20,576	Lexicon Pharmaceuticals, Inc. (*)(****)	36,008
4,288	Luminex Corp.	114,447
477	Reata Pharmaceuticals, Inc. Class A *	50,061
		200,516
Real Estate Management & Development - 0.96%
5,006	Forestar Group, Inc. *	88,957

Retailing - 5.81%
7,325	At Home Group, Inc. *	139,981
1,360	Core-Mark Holding Co., Inc.	45,451
382	Group 1 Automotive, Inc.	33,020
21,490	Michaels Cos., Inc. *	241,763
969	Rent-A-Center, Inc.	29,748
4,078	Sally Beauty Holding, Inc. *	45,510
		535,473
Semiconductors & Semiconductor Equipment - 3.16%
1,197	Cirrus Logic, Inc. *	72,526

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares		Fair Value

Semiconductors & Semiconductor Equipment – (Continued)
1,332	Diodes, Inc. *	$ 65,082
1,082	Texas Instruments, Inc.	153,806
		291,414

Software & Services - 8.85%
9,375	Digital Turbine, Inc. *	226,781
3,378	KBR, Inc.	84,416
1,361	Match Group, Inc. Class A *	151,997
540	Q2 Holdings, Inc. *	52,537
1,150	Realpage, Inc. *	72,013
3,257	Sailpoint Technologies Holdings, Inc. *	127,772
2,559	Upland Software, Inc. *	100,364
		815,880
Technology Hardware & Equipment - 1.25%
1,175	Dell Technologies, Inc. Class C *	77,644
1,057	National Instruments Corp.	37,936
		115,580
Telecommunication Services - 1.24%
3,835	AT&T, Inc.	114,321

Transportation - 0.49%
1,059	Kirby Corp. *	44,944

Utilities - 0.97%
3,759	Sunnova Energy International, Inc. *	89,164

TOTAL FOR COMMON STOCKS (Cost $8,646,437) - 95.57%		8,811,389

REAL ESTATE INVESTMENT TRUST - 1.02%
1,586	The Howard Hughes Corp. *	93,748

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $115,865) - 1.02%		93,748

WARRANT - 0.01%
302	Occidental Petroleum Corp. *	889

TOTAL FOR WARRANT (Cost $0) - 0.01%		889

MONEY MARKET FUND - 2.39%
220,746	Federated Hermes Government Obligations Fund – Institutional Class, 0.01% (**)(***)	220,746

TOTAL FOR MONEY MARKET FUND (Cost $220,746) - 2.39%		220,746

The accompanying notes are an integral part of these financial statements

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

\

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $362,914) - 1.45%	$ 133,475

TOTAL INVESTMENTS (Cost $9,345,962) - 100.44%	9,260,247

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.44)%	(40,189)

NET ASSETS - 100.00%	$9,220,058

* Non-Income producing.

** 7-day yield as of August 31, 2020.

*** $38,586 of this balance is held as collateral for securities lending program.

**** All or a portion of this security is on loan as of August 31, 2020. Total fair value of securities on loan is $37,371.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF PURCHASED OPTIONS

AUGUST 31, 2020

PURCHASED OPTIONS - 1.45%

CALL OPTIONS - 1.01% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

SPDR® S&P Oil & Gas Exploration & Production ETF	Pershing, LLC	300	540,000	$18.00	1/15/2021	$ 6,450

SPDR® Gold Shares	Pershing, LLC	150	2,775,000	185.00	10/16/2020	86,250

Total Call Options (Premiums Paid $126,433) - 1.01%						$ 92,700

PUT OPTIONS - 0.44% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Consumer Discretionary Select Sector SPDR® Fund	Pershing, LLC	125	1,812,500	$145.00	9/18/2020	$ 17,000

Invesco QQQ Trust	Pershing, LLC	25	600,000	240.00	9/18/2020	850

Invesco S&P 500® Equal Weight ETF	Pershing, LLC	250	2,375,000	95.00	9/18/2020	5,625

iShares Russell 2000 ETF	Pershing, LLC	50	550,000	110.00	9/18/2020	200

SPDR® S&P 500 ETF Trust	Pershing, LLC	75	2,250,000	300.00	10/16/2020	17,100

Total Put Options (Premiums Paid $236,481) - 0.44%						$ 40,775

TOTAL PURCHASED OPTIONS (Premiums Paid $362,914) - 1.45%						$133,475

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at August 31, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AS OF AUGUST 31, 2020

Assets:	Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	Smart Diversification Fund	The Texas Fund
Investment Securities
At Cost	$15,458,318	$24,114,736	$10,947,585	$9,345,962

At Fair Value, including value of securities loaned $0, $0, $0 and $37,371, respectively (see Note 2)
	$11,035,914	$27,677,507	$12,559,297	$9,260,247

Cash	400	-	-	200
Receivables:
Shareholder Subscriptions	-	628	14,850	-
Dividends	42,340	38,891	50	10,125
Prepaid Expenses	1,292	1,036	964	1,055
Total Assets	11,079,946	27,718,062	12,575,161	9,271,627

Liabilities:
Collateral for Securities on Loan	-	-	-	38,586
Payables:
Due to Adviser	11,137	19,696	14,398	11,310
Chief Compliance Officer Fees	1,605	4,005	1,526	1,273
Trustee Fees	400	600	600	400
Operating Services Fees	-	9,380	-	-
Shareholder Redemptions	-	317	27,110	-
Total Liabilities	13,142	33,998	43,634	51,569
Net Assets	$11,066,804	$27,684,064	$12,531,527	$ 9,220,058

Net Assets Consist of:
Paid In Capital	$11,957,149	$24,260,716	$11,250,190	$10,224,327
Distributable Earnings (Deficit)	(890,345)	3,423,348	1,281,337	(1,004,269)
Net Assets	$11,066,804	$27,684,064	$12,531,527	$ 9,220,058

Institutional Class Shares
Net Assets	$11,066,804	$16,468,581	$12,531,527	$ 9,220,058
Shares of beneficial interest outstanding (1)	1,081,808	2,809,931	1,033,125	947,942
Net asset value, offering and redemption price per share	$ 10.23	$ 5.86	$ 12.13	$ 9.73

Investor Class Shares
Net Assets		$11,215,483
Shares of beneficial interest outstanding (1)		2,058,354
Net asset value, offering and redemption price per share		$ 5.45

(1) Unlimited number of shares of beneficial interest with no par value, authorized.
The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2020

	Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	Smart Diversification Fund (a)	The Texas Fund
Investment Income:
Dividends (net of $0, $3,916, $0 and $0 of foreign tax withheld)	$ 548,893	$ 701,026	$ 102,976	$ 150,032
Securities Lending	-	-	-	1,620
Total Investment Income	548,893	701,026	102,976	151,652

Expenses:
Advisory Fees	232,361	252,003	103,317	130,249
Chief Compliance Officer Fees	27,174	10,362	14,315	15,822
Trustee Fees	6,284	7,266	7,875	6,826
Legal Fees	2,520	-	-	-
Operating Services Fees	-	129,084	-	-
Miscellaneous Expenses	-	933	810	-
ICI Membership Fees	2,548	1,986	178	767
Total Expenses	270,887	401,634	126,495	153,664

Net Investment Income (Loss)	278,006	299,392	(23,519)	(2,012)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net Realized Gain (Loss) from Investments	3,552,056	58,587	(307,666)	(728,670)
Net Realized Gain from Options	-	-	-	716,689
Net Change in Unrealized Depreciation on Options	-	-	-	(202,721)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,516,756)	1,140,214	1,611,712	279,152

Net Realized and Unrealized Gain (Loss) on Investments	(1,964,700)	1,198,801	1,304,046	64,450

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,686,694)	$1,498,193	$ 1,280,527	$ 62,438

(a) For period September 3, 2019 (commencement of operations) through August 31, 2020.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2020	8/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 278,006	$ 81,862
Net Realized Gain from Investments	3,552,056	753,708
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,516,756)	(1,927,570)
Net Decrease in Net Assets Resulting from Operations	(1,686,694)	(1,092,000)

Distributions to Shareholders from:
Distributions:	(999,627)	(1,375,605)
Net Change in Net Assets from Distributions	(999,627)	(1,375,605)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	756,071	18,307,172*
Shares Issued on Reinvestment of Dividends
Institutional Class	107,666	227,512
Cost of Shares Redeemed:
Institutional Class	(13,897,545)	(3,406,032)
Net Increase (Decrease) from Shareholder Activity	(13,033,808)	15,128,652

Net Assets:
Net Increase (Decrease) in Net Assets	(15,720,129)	12,661,047
Beginning of Year	26,786,933	14,125,886
End of Year	$ 11,066,804	$ 26,786,933

* Includes $15,217,722 from the tax-free exchange of the Monteagle Value Fund that occurred on August 29, 2019. See Note 11.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the Period	For the
	Year Ended	5/1/2019 to	Year Ended (a)
	8/31/2020	8/31/2019	4/30/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 299,392	$ 123,312	$ 307,354
Net Realized Gain from Investments	58,587	1,663,011	2,599,911
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,140,214	(2,842,579)	500,996
Net Increase (Decrease) in Net Assets Resulting from Operations	1,498,193	(1,056,256)	3,408,261

Distributions to Shareholders from:
Distributions:
Investor Class	(1,122,328)	(74,954)	(1,185,165)
Institutional Class	(1,218,090)	(100,847)	(956,578)
Net Change in Net Assets from Distributions	(2,340,418)	(175,801)	(2,141,743)

Capital Share Transactions:
Proceeds from Sale of Shares:
Investor Class	515,305	303,612	1,000,053
Institutional Class	2,007,826	207,934	3,772,722
Shares Issued on Reinvestment of Dividends
Investor Class	1,107,803	74,023	1,166,504
Institutional Class	1,218,090	100,847	956,579
Cost of Shares Redeemed:
Investor Class	(8,150,677)	(1,413,796)	(4,515,422)
Institutional Class	(2,630,204)	(382,374)	(5,867,275)
Net Decrease from Shareholder Activity	(5,931,857)	(1,109,754)	(3,486,839)

Net Assets:
Net Decrease in Net Assets	(6,774,082)	(2,341,811)	(2,220,321)
Beginning of Year/Period	34,458,146	36,799,957	39,020,278
End of Year/Period	$ 27,684,064	$ 34,458,146	$ 36,799,957

(a) Prior to May 1, 2019, the Fund was known as The Henssler Equity Fund.

The accompanying notes are an integral part of these financial statements.

SMART DIVERSIFICATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
8/31/2020 (a)
Increase in Net Assets From Operations:
Net Investment Loss	$ (23,519)
Net Realized Loss from Investments	(307,666)
Net Change in Unrealized Appreciation on Investments	1,611,712
Net Increase in Net Assets Resulting from Operations	1,280,527

Distributions to Shareholders from:
Distributions:	-
Net Change in Net Assets from Distributions	-

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	14,522,324
Shares Issued on Reinvestment of Dividends
Institutional Class	-
Cost of Shares Redeemed:
Institutional Class	(3,271,324)
Net Increase from Shareholder Activity	11,251,000

Net Assets:
Net Increase in Net Assets	12,531,527
Beginning of Period	-
End of Period	$ 12,531,527

(a) For period September 3, 2019 (commencement of operations) through August 31, 2020.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2020	8/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (2,012)	$ (1,261)
Net Realized Loss from Investments and Options	(11,981)	(827,590)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options	76,431	(1,442,011)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,438	(2,270,862)

Distributions to Shareholders from:
Distributions:
Net Investment Income	(7,946)	(201,671)
Return of Capital	-	(27,662)
Net Change in Net Assets from Distributions	(7,946)	(229,333)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	500,767	698,505
Shares Issued on Reinvestment of Dividends
Institutional Class	7,622	206,188
Cost of Shares Redeemed:
Institutional Class	(1,168,523)	(1,023,526)
Net Decrease from Shareholder Activity	(660,134)	(118,833)

Net Assets:
Net Decrease in Net Assets	(605,642)	(2,619,028)
Beginning of Year	9,825,700	12,444,728
End of Year	$ 9,220,058	$ 9,825,700

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

	Years Ended
Institutional Class Shares	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016

Net Asset Value, at Beginning of Year	$ 11.05	$ 13.66	$ 12.69	$ 11.83	$ 15.86

Income (Loss) From Investment Operations:
Net Investment Income	0.15*	0.07*	0.09*	0.23*	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.51)	(1.49)	1.64	0.98	0.22
Total from Investment Operations	(0.36)	(1.42)	1.73	1.21	0.31

Distributions:
From Net Investment Income	(0.13)	(0.07)	(0.24)	(0.07)	(0.13)
From Net Realized Gain	(0.33)	(1.12)	(0.52)	(0.28)	(4.21)
Total from Distributions	(0.46)	(1.19)	(0.76)	(0.35)	(4.34)

Net Asset Value, at End of Year	$ 10.23	$ 11.05	$ 13.66	$ 12.69	$ 11.83

Total Return **	(3.62)%	(9.76)%	13.97%	10.17%	4.75%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,067	$ 26,787	$ 14,126	$ 12,267	$ 10,318
Ratio of Expenses to Average Net Assets	1.40%	1.36%	1.36%	1.39%	1.43%
Ratio of Net Investment Income to Average Net Assets	1.43%	0.60%	0.68%	1.84%	0.87%
Portfolio Turnover	50%	81%	173%	127%	25%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD.

	Year	Period
	Ended	Ended (c)	Years Ended
Investor Class Shares	8/31/2020	8/31/2019	4/30/2019†	4/30/2018†	4/30/2017†	4/30/2016†

Net Asset Value, at Beginning of Year/Period	$ 5.56	$ 5.75	$ 5.61	$ 6.00	$ 5.95	$ 9.69

Income (Loss) From Investment Operations:
Net Investment Income *	0.04	0.02	0.03	0.01	0.03	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.27	(0.19)	0.45	0.23	0.75	(0.18) ^
Total from Investment Operations	0.31	(0.17)	0.48	0.24	0.78	(0.13)

Distributions:
From Net Investment Income	(0.04)	(0.02)	(0.01)	(0.05)	(0.04)	(0.06)
From Net Realized Gain	(0.38)	-	(0.33)	(0.58)	(0.69)	(3.55)
Total from Distributions	(0.42)	(0.02)	(0.34)	(0.63)	(0.73)	(3.61)

Net Asset Value, at End of Year/Period	$ 5.45	$ 5.56	$ 5.75	$ 5.61	$ 6.00	$ 5.95

Total Return **	5.63%	(2.92)%(b)	9.54%	3.56%	13.26%	0.25%

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$11,215	$ 18,158	$ 19,848	$ 21,556	$ 27,059	$ 29,947
Ratio of Expenses to Average Net Assets	1.61%	1.49%(a)	1.53%	1.55%	1.47%	1.47%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.80%(a)	0.60%	0.12%	0.50%	0.63%
Portfolio Turnover	53%	51%(b)	62%	6%	146%	155%

† Formerly The Henssler Equity Fund.

^ The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD.

	Year	Period
	Ended	Ended(c)	Years Ended
Institutional Class Shares	8/31/2020	8/31/2019	4/30/2019†	4/30/2018†	4/30/2017†	4/30/2016†

Net Asset Value, at Beginning of Year/Period	$ 5.94	$ 6.15	$ 5.97	$ 6.33	$ 6.24	$ 9.98

Income (Loss) From Investment Operations:
Net Investment Income *	0.07	0.03	0.07	0.04	0.06	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	0.29	(0.20)	0.47	0.25	0.78	(0.18)^
Total from Investment Operations	0.36	(0.17)	0.54	0.29	0.84	(0.09)

Distributions:
From Net Investment Income	(0.06)	(0.04)	(0.03)	(0.07)	(0.06)	(0.10)
From Net Realized Gain	(0.38)	-	(0.33)	(0.58)	(0.69)	(3.55)
Total from Distributions	(0.44)	(0.04)	(0.36)	(0.65)	(0.75)	(3.65)

Net Asset Value, at End of Year/Period	$ 5.86	$ 5.94	$ 6.15	$ 5.97	$ 6.33	$ 6.24

Total Return **	6.18%	(2.83)%(b)	10.02%	4.22%	13.66%	0.79%

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 16,469	$ 16,300	$ 16,952	$ 17,465	$ 15,614	$ 13,654
Ratio of Expenses to Average Net Assets	1.12%	1.00%(a)	1.03%	1.05%	0.97%	0.98%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.29%(a)	1.09%	0.61%	1.00%	1.11%
Portfolio Turnover	53%	51%(b)	62%	6%	146%	155%

† Formerly The Henssler Equity Fund.

^ The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

SMART DIVERSIFICATION FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Period
	Ended
Institutional Class Shares	8/31/2020(a)

Net Asset Value, at Beginning of Period	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.03)
Net Gain on Securities (Realized and Unrealized)	2.16
Total from Investment Operations	2.13

Distributions:
From Net Investment Income	-
From Net Realized Gain	-
Total from Distributions	-

Net Asset Value, at End of Period	$ 12.13

Total Return **	21.30%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 12,532
Ratio of Expenses to Average Net Assets	1.75%	(b)
Ratio of Net Investment Loss to Average Net Assets	(0.33%)	(b)
Portfolio Turnover	359%	(c)

(a) For period September 3, 2019 (commencement of operations) through August 31, 2020.

(b) Annualized.

(c) Not Annualized.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

	Years Ended
Institutional Class Shares	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016

Net Asset Value, at Beginning of Year	$ 9.58	$ 11.97	$ 9.38	$ 8.88	$ 8.92

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	-(*)(***)	-*	0.02*	(0.03)*	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.16	(2.17)	2.57	0.53	(0.01)
Total from Investment Operations	0.16	(2.17)	2.59	0.50	(0.04)

Distributions:
From Net Investment Income	(0.01)	-***	-	-	-
From Return of Capital	-	(0.03)	-	-	-
From Net Realized Gain	-	(0.19)	-	-	-
Total from Distributions	(0.01)	(0.22)	-	-	-

Net Asset Value, at End of Year	$ 9.73	$ 9.58	$ 11.97	$ 9.38	$ 8.88

Total Return **	1.68%	(18.12)%	27.61%	5.63%	(0.45)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,220	$ 9,826	$12,445	$ 9,934	$ 9,492
Ratio of Expenses to Average Net Assets	1.71%	1.64%	1.61%	1.66%	1.71%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02%)	(0.01%)	0.18%	(0.29%)	(0.37)%
Portfolio Turnover	137%	83%	44%	40%	48%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2020

1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Select Value Fund

Monteagle Opportunity Equity Fund

Smart Diversification Fund

The Texas Fund

The Monteagle Select Value Fund (“Select Value Fund”), Monteagle Opportunity Equity Fund (“Opportunity Equity Fund”), Smart Diversification Fund (“Smart Diversification Fund”) and The Texas Fund (“Texas Fund”) are each a diversified series of Monteagle Funds. The principal investment objective of each of Select Value Fund, Opportunity Equity Fund and The Texas Fund (collectively the “Equity Funds”) is long-term capital appreciation. The principal investment objective of the Smart Diversification Fund is total return through a combination of capital appreciation and income.

The Funds are authorized to offer one class of shares, Institutional Class shares, except the Opportunity Equity Fund has an Investor Class and Institutional Class shares.

The Smart Diversification Fund commenced investment operations on September 3, 2019.

On March 22, 2019, the Board of Trustees of The Henssler Equity Fund, Investor Class and Institutional Class, together “Henssler Equity Fund,” approved the reorganization of the Henssler Equity Fund with and into the Monteagle Opportunity Equity Fund, Investor Class and Institutional Class, together “Opportunity Equity Fund.” The reorganization provided for the transfer of assets of Henssler Equity Fund to Opportunity Equity Fund and the assumption of the liabilities of Hensser Equity Fund by Opportunity Equity Fund.  The reorganization was effective as of the close of business on May 24, 2019. The reorganization was a tax-free transaction for the Fund and its shareholders (which means that no gain or loss would be recognized directly by the Henssler Equity Fund or its shareholders as a result of the reorganization); and the Henssler Equity Fund and the Opportunity Equity Fund have substantially similar investment objectives, principal investment strategies, and risks.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks, exchange traded funds and real estate investment trusts, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Options contracts that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the average of the last bid and ask price and are categorized within level 2 of the fair value hierarchy. Depending on the product and terms of the transaction, the fair value of options can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of options contracts. Options contracts valued using pricing models are categorized within level 2 of the fair value hierarchy.

Warrants that are actively traded, and valuation adjustments are not applied, are categorized in level 1 of the fair value hierarchy. Warrants traded on inactive markets or valued by reference to similar instruments are categorized in level 2 of the fair value hierarchy.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities that the Funds have the ability to access
●	Level 2 – other significant observable inputs
●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2020:

Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 9,974,947	$ -	$ 9,974,947
Money Market Fund	1,060,967	-	1,060,967
Totals	$11,035,914	$ -	$ 11,035,914

Opportunity Equity Fund
	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Security Classification (a)
Common Stocks (b)	$24,790,215	$ -	$ 24,790,215
Real Estate Investment Trusts	2,238,098	-	2,238,098
Money Market Fund	649,194	-	649,194
Totals	$27,677,507	$ -	$ 27,677,507

Smart Diversification Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Exchange Traded Funds	$10,234,604	$ -	$ 10,234,604
Money Market Fund	2,324,693	-	2,324,693
Totals	$12,559,297	$ -	$ 12,559,297

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Texas Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 8,811,389	$ -	$ 8,811,389
Real Estate Investment Trust	93,748	-	93,748
Warrant	889	-	889
Money Market Fund	220,746	-	220,746
Purchased Options	121,400	12,075	133,475
Totals	$ 9,248,172	$ 12,075	$ 9,260,247

a)

As of and during the year or period ended August 31, 2020, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)

For a detailed break-out of securities by major industry classification, please refer to the Schedules of Investments.

Options transactions — The Texas Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. The Fund may buy or sell both exchange-traded and over-the-counter (“OTC”) options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Fund.

Upon selling an option, the Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

The Fund may purchase call options on equity securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Fund may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash. See Note 10 for additional risks associated with options transactions.

All options purchased by the Texas Fund during the year were equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.

At August 31, 2020, the Texas Fund had purchased call options valued at $92,700, and purchased put options valued at $40,775, for a total of $133,475 which is presented within Investment Securities at Fair Value on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations during the year ended August 31, 2020 was as follows:

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of gain (loss) on Derivatives recognized in income	Realized and unrealized gain (loss) on Derivatives recognized in income
Texas Fund	Call and put options purchased	Net realized gain from options	$ 716,689

Texas Fund	Call and put options purchased	Net change in unrealized depreciation on options	$(202,721)

For the year ended August 31, 2020, the Texas Fund purchased 2,300 call option contracts and 3,200 put option contracts.  For the year ended August 31, 2020 the Texas Fund wrote no option contracts. The number of purchased contracts representative of the volume of activity for these derivative types during the period.

Security Loans — The Funds, except for the Opportunity Equity Fund and Smart Diversification Fund, have entered into securities lending agreements with Huntington National Bank. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the prior day’s fair value of loaned securities. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedules of Investments. The remaining contractual maturity of all securities lending transactions are overnight and continuous. Securities lending income is disclosed in the Funds’ Statements of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Funds are indemnified for losses incurred due to a borrower’s failure to comply with the terms of the securities lending agreement.

Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of the cash collateral received.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

The following table presents financial instruments that are subject to enforceable netting arrangements as of August 31, 2020:

Assets:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
Texas Fund	Securities Loaned	$ 37,371	-	$ 37,371	-	$ 37,371	-

The Select Value Fund, Opportunity Equity Fund, and Smart Diversification Fund did not have any securities loaned at August 31, 2020.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Real Estate Investment Trusts (REIT) — Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs, whose underlying properties are concentrated in a particular industry or region, are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. Distributions received from the Funds' investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received for financial statement purposes. The actual character of distributions to a Fund's shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund's shareholders may represent a return of capital.

The Funds may not purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders — Net investment income distributions, if any, for Select Value Fund, Opportunity Equity Fund, Smart Diversification Fund and Texas Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid by the Select Value Fund and Texas Fund during the years ended August 31, 2020 and 2019 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2020	2019	2020	2019	2020	2019
Select Value Fund	$881,796	$1,375,605	$117,831	$ -	$ -	$ -
Texas Fund	7,946	2,710	-	-	-	27,662

The Smart Diversification Fund did not pay a distribution for the period September 3, 2019 (commencement of operations) through August 31, 2020.

The tax character of distributions paid by the Opportunity Equity Fund during the year ended August 31, 2020, period May 1, 2019 through August 31, 2019, and prior year ended April 30, 2019 were as follows:

Fund	Ordinary Income			Long-Term Capital Gain
	2020	5/1/2019 – 8/31/2019	2019	2020	5/1/2019 – 8/31/2019	2019
Opportunity Equity Fund *	$ 382,831	$ 175,801	$ 139,829	$ 1,957,587	$ -	$ 2,001,914

* Prior to May 24, 2019, the Opportunity Equity Fund was known as the Henssler Equity Fund.  The Henssler Equity Fund’s fiscal year end was April 30, 2019.

Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

Allocation of Income and Expenses, Realized and Unrealized Capital Gains and Losses — Income, realized and unrealized capital gains and losses on investments, and Fund-wide expenses are allocated on a daily basis to each class of shares of the Opportunity Equity Fund based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Effective November 1, 2019, Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) was acquired by Renasant Bank and is now deemed to be a wholly owned subsidiary of Renasant Bank. Effective July 31, 2020, Nashville Capital Corporation has changed its name to Park Place Capital Corporation (“Park Place Capital” or the “Adviser”). Park Place Capital serves as the investment adviser to the Funds pursuant to a Management Agreement (“Management Agreement”) with the Trust. Subject to the general oversight of the Board of Trustees (“Trustees”), the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Trustees on the selection of sub-advisers. Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Select Value Fund	Opportunity Equity Fund	Smart Diversification Fund	Texas Fund
Up to and including $10 million	1.200%	0.850%	1.450%	1.450%
From $10 million up to and including $25 million	1.200%	0.850%	1.250%	1.350%
From $25 up to and including $50 million	1.115%	0.800%	1.150%	1.250%
From $50 up to and including $100 million	0.975%	0.750%	1.000%	1.100%
Over $100 million	0.875%	0.700%	0.900%	0.950%

Under the terms of the Funds’ Management Agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: costs of membership in trade associations; SEC registration fees and related expenses; brokerage; taxes; borrowing costs (such as (a) interest and (b) dividend expense on securities sold short); litigation expenses; fees and expenses of non-interested Trustees; the compensation of the Trust’s Chief Compliance Officer’s (“CCO”) services and extra ordinary expenses. The Funds may also pay 100% of any extraordinary

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

expenses associated with the CCO’s duties including extraordinary expenses associated with retention or other bonuses.

For the year or period ended August 31, 2020, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2020
Select Value Fund	$ 232,361	$ 11,137
Opportunity Equity Fund	252,003	19,696
Smart Diversification Fund	103,317*	14,398
Texas Fund	130,249	11,310

*For the period September 3, 2019 (commencement of operations) to August 31, 2020.

An officer of Park Place Capital is also an officer of the Trust.

Select Value Fund — Park Place Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Park Place Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Opportunity Equity Fund — Park Place Capital has retained G.W. Henssler & Associates, Ltd. (“Henssler”) to serve as the sub-adviser to Opportunity Equity Fund. Park Place Capital has agreed to pay Henssler an annual advisory fee of 0.25% of average daily net assets up to $25 million, 0.50% of such assets over $25 million.

Smart Diversification Fund — Park Place Capital has retained Luken Investment Analytics, LLC (“LIA”), to serve as the sub-adviser to Smart Diversification Fund. Park Place Capital has agreed to pay LIA an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.50% of such assets over $10 million.

Texas Fund — Park Place Capital has retained J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), to serve as the sub-adviser to Texas Fund. Park Place Capital has agreed to pay Team an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.60% of such assets over $10 million.

Investment Company Services Agreement

Mutual Shareholder Services, LLC (“MSS”) provides fund accounting and transfer agency services to each Fund. Pursuant to services agreements, the Adviser will pay MSS customary fees for its services from the advisory fee it receives from the Funds. MSS will also provide certain shareholder report production, and EDGAR conversion and filing services. Officers of MSS are also officers of the Trust.

Operating Service Agreement - Opportunity Equity Fund

The Trust has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day-to-day operational services to the Opportunity Equity Fund (“The Fund”). Under the Servicing Agreement, the Adviser

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

provides all of The Fund’s day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent trustees’ fees and expenses, independent trustees’ legal fees, premiums for trustees’ liability insurance covering the Trust’s independent trustees, the Trust’s allocable share of the salary and related costs for the Trust’s Chief Compliance Officer, and extraordinary expenses. Effective June 1, 2020, the Servicing Agreement was amended and the Fund is now responsible for its allocable share of the salary and related costs for the Trust’s Chief Compliance Officer.  Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% for the Investor Class and 0.20% for the Institutional Class as applied to the classes’ daily average net assets. For the year ended August 31, 2020, Servicing Agreement fees paid to the Adviser were $129,084 for the Opportunity Equity Fund. As of August 31, 2020, the Fund owed the Advisor $9,380 in Servicing Agreement fees.

Distribution Agreement

Arbor Court Capital serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser but is an affiliate of MSS. Pursuant to the agreement, the Adviser will pay Arbor Court Capital customary fees for its services from the advisory fee it receives from the Funds.

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $99,000 annually to the Contractor for providing CCO services. Each Fund pays an annual fee of $5,000 with the remaining amount allocated to the Funds based on aggregate average daily net assets.

4. SECURITIES TRANSACTIONS

During the year or period ended August 31, 2020, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Select Value Fund	$ 8,798,422	$ 18,617,334
Opportunity Equity Fund	15,796,813	23,978,090
Smart Diversification Fund *	34,198,288	25,267,730
Texas Fund	11,407,936	11,479,597

* For the period September 3, 2019 (commencement of operations) through August 31, 2020.

There were no purchases or sales of U.S. government securities made by the Funds.

5. TAX MATTERS

Select Value Fund, Opportunity Equity Fund, and Smart Diversification Fund

It is each Fund’s intention to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends, in each calendar year, at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings (deficit) are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2020, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Post-December Ordinary Loss	Post- October Capital Loss	Total Distributable Earnings/ (Deficit)
Select Value Fund	$(4,422,404)	$202,211	$3,329,848	$ -	$ -	$ -	$(890,345)
Opportunity Equity Fund	3,562,771	-	-	-	-	(139,423)	3,423,348
Smart Diversification	1,604,149	-	-	(300,103)	(22,709)	-	1,281,337

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales. Permanent book and tax differences, primarily attributable non-deductible expenses, resulted in reclassification for the Funds for the fiscal year ended August 31, 2020 as follows:

Fund	Paid-in Capital	Total Distributable Earnings/ (Deficit)
Opportunity Equity Fund	$ (933)	$ 933
Smart Diversification Fund	$ (810)	$ 810

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended August 31, 2020, the Opportunity Equity Fund incurred and elected to defer $139,423 of Post-October Losses and the Smart Diversification Fund incurred and elected to defer $22,709 of Late Year Losses.

As of August 31, 2020, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders and may be carried forward indefinitely retaining their character as short-term and/or long-term.

Fund	Non-Expiring Long-Term	Non-Expiring Short-Term	Total	Utilized
Smart Diversification Fund	$ -	$ (300,103)	$ (300,103)	$ -

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2020:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Select Value Fund	$ 15,458,318	$ 201,216	$(4,623,620)	$(4,422,404)
Opportunity Equity Fund	24,114,736	4,238,307	(675,536)	3,562,771
Smart Diversification Fund	10,955,148	1,618,086	(13,937)	1,604,149

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended August 31, 2020, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2017.

Texas Fund

It is the Fund’s intention to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. The Fund did not qualify to elect treatment as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code for the current year. The fund is treated as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal, state and local income tax on taxable income. For the year ended August 31, 2020, the federal income tax rate is 21 percent.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Texas Fund’s deferred tax assets and liabilities as of August 31, 2020 are as follows:

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Deferred tax assets:
Net operating loss carryforward	$ 15,314
Capital loss carryforward	172,698

Net unrealized loss on investments	18,000
Basis adjustments	4,884
Valuation Allowance	$ (210,896)
Total deferred tax assets	$ -
Deferred tax liabilities:
Total deferred tax liabilities	$ -
Net deferred tax assets and liabilities	$ -

The Fund’s income tax provision consists of the following as of August 31, 2020:

Current Tax (Expense) Benefit
Federal	$ -
State	-
Total Current Tax (Expense) Benefit	$ -
Deferred Tax (Expense) Benefit
Federal	$ 210,896
State	$ -
Valuation Allowance	(210,896)
Total Deferred Tax (Expense) Benefit	$ -
Total Income Tax (Expense) Benefit	$ -

Total income tax (expense) benefit for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended August 31, 2020, as follows:

Application of Statutory Income tax rate

 $ (13,112)

Permanent differences

      14,892

Valuation Allowance

      (1,780)

Total Income Tax (Expense) Benefit

 $             -

At August 31, 2020, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited or were likely to expire unused, and unrealized gains and losses on investments. Through the consideration of these factors, the Texas Fund has determined that it is more likely than not that the Fund’s net deferred tax asset would not be realized. As a result, the Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended August 31, 2020. From time to time, the Texas Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Texas Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Texas Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

As of August 31, 2020, the Fund had a net operating loss carryforward for federal income tax purposes of $72,924. This net operating loss may be carried forward indefinitely.

The utilization of net operating losses in future years are limited to the lesser of all available net operating losses or 80% of taxable income before net operating loss utilization.  The Coronavirus Aid Relief, and Economic Stability Act (“CARES Act”) suspends the 80% net operating loss limitation to tax years ending August 31, 2022 and beyond.

As of August 31, 2020, the Texas Fund had a capital loss carryforward of $822,371, which may be carried forward for 5 years. If not utilized, this capital loss will expire in the year ending August 31, 2025.

The following information is based upon the federal income tax cost of the investment security as of August 31, 2020:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Texas Fund	$9,369,221	$1,301,197	$(1,410,171)	$(108,974)

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2020, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund.

Fund	Shareholder	Percent Owned as of August 31, 2020
Select Value Fund	NFS, LLC	73%
Opportunity Equity Fund	Benefit Trust Co.	45%
Smart Diversification Fund	LPL Financial Services	67%
Smart Diversification Fund	Ameritrade, Inc.	25%
Texas Fund	NFS, LLC	68%

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

7. CAPITAL SHARE TRANSACTIONS

Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2020
Institutional Class
Shares	74,149	(1,427,192)	9,733	1,081,808
Value	$ 756,071	$(13,897,545)	$ 107,666

For the fiscal year ended:
August 31, 2019
Institutional Class
Shares	1,651,927 *	(283,250)	21,975	2,425,118
Value	$18,307,172 *	$(3,406,032)	$ 227,512

* Includes $15,217,722 and 1,388,479 shares from the tax-free exchange of the Monteagle Value Fund that occurred on August 29, 2019.

Opportunity Equity Fund – Institutional Class
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2020
Institutional Class
Shares	345,997	(489,050)	208,668	2,809,931
Value	$ 2,007,826	$(2,630,204)	$ 1,218,090

For the period May 1, 2019 through
August 31, 2019
Institutional Class
Shares	34,385	(63,064)	16,808	2,744,316
Value	$ 207,934	$ (382,374)	$ 100,847

For the fiscal year ended:
April 30, 2019
Institutional Class
Shares	636,928	(984,936)	179,470	2,756,187
Value	$ 3,772,722	$(5,867,275)	$ 956,579

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Opportunity Equity Fund – Investor Class
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2020
Investor Class
Shares	106,276	(1,518,065)	202,254	2,058,354
Value	$ 515,305	$(8,150,677)	$ 1,107,803

For the period May 1, 2019 through
August 31, 2019
Investor Class
Shares	53,561	(250,363)	13,171	3,267,889
Value	$ 303,612	$(1,413,796)	$74,023

For the fiscal year ended:
April 30, 2019
Investor Class
Shares	177,883	(799,826)	233,769	3,451,520
Value	$1,000,053	$(4,515,422)	$ 1,166,504

Smart Diversification Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the period September 3, 2019 (commencement of operations) through
August 31, 2020
Institutional Class
Shares	1,350,196	(317,071)	-	1,033,125
Value	$14,522,324	$(3,271,324)	$ -

Texas Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2020
Institutional Class
Shares	52,731	(131,197)	1,095	947,942
Value	$ 500,767	$(1,168,523)	$ 7,622

For the fiscal year ended:
August 31, 2019
Institutional Class
Shares	66,633	(102,829)	21,473	1,025,313
Value	$ 698,505	$(1,023,526)	$ 206,188

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECTOR AND GEOGRAPHIC RISKS

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Texas Fund’s investments are concentrated in Texas, and therefore the Fund will be susceptible to adverse market, political, regulatory, social, economic and geographic events affecting Texas. The Fund’s performance may be more volatile than the performance of more geographically diverse funds. Since one of the main industries in Texas is mining and logging, including the oil and gas sectors, Texas is particularly susceptible to economic, environmental and political activities affecting this industry.

10. OPTIONS RISK

The Texas Fund’s use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Texas Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Texas Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Texas Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Texas Fund. See Note 2 for additional disclosures related to options transactions.

11.  AGREEMENT AND PLAN OF REORGANIZATION

On August 29, 2019, shareholders of Monteagle Value Fund (“Value”) approved the reorganization of Value with and into Select Value Fund (“Select Value”).  The purpose

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

of the reorganization was to combine two funds managed by Nashville Capital Corporation, the investment adviser of both funds, with comparable investment objectives and strategies.  The reorganization provided for the transfer of assets of Value to Select Value and the assumption of the liabilities of Value by Select Value.  The reorganization was effective as of the close of business on August 29, 2019.  For each share of Value Fund, shareholders received 1.27 shares of Select Value Fund.  The following table illustrates the specifics of the reorganization:

Value Net Assets	Shares Issued to Shareholders of Value	Select Value Net Assets	Combined Net Assets	Tax Status of Transfer
$15,217,722 (1)	1,388,479	$11,363,259	$26,580,981	Non-taxable

(1)  Includes net unrealized appreciation on investments in the amounts of $2,601,105.

For financial reporting purposes, assets received and shares issued by Select Value were recorded at fair value; however, the cost basis of the investments received from Value was carried forward to align ongoing reporting of Select Value’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on September 1, 2018, the beginning of the reporting period, the pro forma results of operations for the year ended August 31, 2019 would have been as follows:

Net investment income	$ 458,198
Net realized gain on investments	2,376,756
Change in net unrealized depreciation on investments	925,561
Net increase in net assets resulting from operations	3,760,515

NOTE 12. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and its investments and could result in increased premiums or discounts to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders,

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

13. SUBSEQUENT EVENTS

On September 27, 2020, the Select Value Fund declared a dividend from net investment income of $22,444, which was payable on September 28, 2020.

On September 27, 2020, the Opportunity Equity Fund declared a dividend from net investment income of $9,172 for the Institutional Class Shares, which was payable on September 28, 2020.

Management has evaluated subsequent events through the issuance of the financial statements and, other than those already disclosed in the notes to the financial statements, has noted no other such events that would require recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Monteagle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and purchased options, of Monteagle Funds comprising the funds listed below (the “Funds”) as of August 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Monteagle Select Value Fund, The Texas Fund	For the year ended August 31, 2020	For the years ended August 31, 2020 and 2019	For the years ended August 31, 2020, 2019, 2018, 2017, and 2016
Monteagle Opportunity Equity Fund	For the year ended August 31, 2020	For the years ended August 31, 2020 and April 30, 2019 and period ended August 31, 2019	For the years ended August 31, 2020, April 30, 2019, 2018, 2017, 2016 and the period ended August 31, 2019
Smart Diversification Fund	For the period September 3, 2019 (commencement of operations) through August 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 29, 2020

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES

AUGUST 31, 2020 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period March 1, 2020 and held until the end of the period August 31, 2020.

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Monteagle Select Value Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,036.93	$7.48
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.80	$7.41

* Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,103.56	$9.36
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.24	$8.97

* Expenses are equal to the Fund's annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,106.84	$6.57
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Smart Diversification Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,202.18	$9.80
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.24	$8.97

* Expenses are equal to the Fund's annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Texas Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,074.01	$9.07
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.39	$8.82

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MONTEAGLE FUNDS

TRUSTEES & OFFICERS OF THE TRUST

AUGUST 31, 2020 (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board of Trustees (“Trustees” or the “Board”) in compliance with the laws of the state of Delaware. The Board has three Trustees and each Trustee is a disinterested Trustee. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees. Based on the experiences of the Trustees as described below, the Trust concluded that each of the individuals described below should serve as a Trustee. The address of each trustee and officer is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

DISINTERESTED TRUSTEES
Name, Address, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Larry J. Anderson, CPA 1948	Trustee	Since 11-29-02*	Certified Public Accountant, Anderson & West, P.C., 1985 to present	4	None
David J. Gruber , CPA 1963	Trustee	Since 10-21-15**	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016	4

Board member for the State Teachers Retirement System of Ohio, 2018 to present; Independent Trustee for Asset Management Funds (5 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Independent Trustee of Cross Shore Discovery Fund, 2014 to present; Independent Trustee of Fifth Third Funds, 2003-2012; Trustee, Oak Associates Funds, 2019 to present (7 portfolios)

Jeffrey W. Wallace, JD, CPA, CFP 1964	Trustee	Since 10-21-15**	Senior Director of Operations, Baylor University Office of Investments, 2009 to present	4	None

*Members of the Board of Trustees that were elected by shareholders on November 29, 2002.

**Members of the Board of Trustees that were elected by shareholders on January 21, 2016.

The following table provides information regarding the officers of the Trust.

EXECUTIVE OFFICERS
Name and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Paul B. Ordonio, JD 1967	President, CCO	Since 11-01-02

Monteagle Funds, President/CCO from 11/02 to present; Park Place Capital Corporation, CCO, 05/09 to present; Matrix Capital Group, Representative 05/09 to 10/17; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Blue Horse Financial Advisors, Secretary from 07/15 to 01/17; PJO Holdings, LLC from 07/15 to present; N2Development, Counsel 01/19 to present.

Brandon M. Pokersnik 1978	Secretary, AML Officer	Since 10-1-16	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.
Umberto Anastasi 1974	Treasurer, CFO	Since 10-1-16	From 1999 to present, Vice President, Mutual Shareholder Services, LLC.

MONTEAGLE FUNDS

COMPENSATION OF TRUSTEES & OFFICERS

AUGUST 31, 2020 (UNAUDITED)

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid a $1,000 for each quarterly meeting attended and $500 for each special meeting attended. A portion of the fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

When Trustees are deemed to be affiliated with the Adviser or Sub-adviser, they will receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay the compensation of the Trust’s Chief Compliance Officer except for the Opportunity Equity Fund.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2020:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$10,733	$0	$0	$10,733
David J. Gruber	$10,790	$0	$0	$10,790
Jeffrey W. Wallace	$10,701	$0	$0	$10,701

MONTEAGLE FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2020 (UNAUDITED)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC’s website at http://www.sec.gov.

N-PORT Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended August 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

THE MONTEAGLE FUNDS

Investment Adviser

Park Place Capital Corporation

2001 Park Place, Suite 525

Birmingham, AL 35203

Distributor

Arbor Court Capital, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Transfer Agent, Administrator

& Shareholder Servicing Agent

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(888) 263-5593

www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding each Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.  CODE OF ETHICS.

a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b)

During the period covered by this report, there were no amendments to any provision of the code of ethics.

c)

During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is “independent” for purposes of this item.

ITEM 4.  PRINICPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 and $60,000 with respect to the registrant’s fiscal years ended August 31, 2020 and 2019, respectively.

b)

Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,750 and $0 with respect to the registrant’s fiscal years ended August 31, 2020 and 2019, respectively. The services comprising these fees are for consents and review of the registrant’s dividend calculations.

c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $16,000 and $24,000 with respect to the registrant’s fiscal years ended August 31, 2020 and 2019, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

d)

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended August 31, 2020 and 2019, respectively. The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)  There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2020 and 2019, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time. There were no matters submitted to a vote of security holders during the reporting period.

ITEM 11.  CONTROLS AND PROCEDURES.

a)

The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.  EXHIBITS

1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONTEAGLE FUNDS

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 6, 2020

By: /s/ Umberto Anastasi

     Umberto Anastasi

     Treasurer and Principal Financial Officer

Date: November 6, 2020